Exhibit 10.19.1

EXECUTION

AMENDMENT NUMBER ONE
to the

MASTER REPURCHASE AGREEMENT
dated as of September 4, 2019,
between

QUICKEN LOANS INC., as Seller
and

CITIBANK, N.A., as Buyer

This AMENDMENT NUMBER ONE (this “Amendment Number One”) is made this 15th day of April, 2020, between QUICKEN LOANS, LLC (successor by conversion to QUICKEN LOANS INC.) (“Seller”) and CITIBANK, N.A. (“Buyer”), to the Master Repurchase Agreement, dated as of September 4, 2019, between Seller and Buyer, as such agreement may be further amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, pursuant to a Plan of Conversion dated and effective as of the date hereof, Seller shall convert from a Michigan corporation to a Michigan limited liability company and legally change its name to Quicken Loans, LLC;

WHEREAS, Buyer and Seller agree to amend the Agreement to reflect such conversion and name change and to make certain other modifications, each as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.         Amendments. Effective as of April 15, 2020 (the “Amendment Effective Date”), the Agreement is hereby amended as follows:

(a)     The Agreement is hereby amended by replacing each reference to “Quicken Loans Inc.” with “Quicken Loans, LLC.”

(b)     Section 9(b) of the Agreement is hereby amended by inserting the following clause (xi) at the end thereof:

(xi) Buyer shall have received any amendment (duly executed and delivered by each party thereto) to any other Program Document if requested by Buyer to reflect the legal name change of Quicken Loans Inc. to Quicken Loans, LLC.

(c) Section 12 of the Agreement is hereby amended by deleting Section 12(a) in its entirety and replacing it with the following:

(a) Existence. Seller (a) is a limited liability company validly existing and in good standing under the laws of the State of Michigan, (b) has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals, necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely have a Material Adverse Effect, (c) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect, and (d) is in compliance in all material respects with all Requirements of Law.

(d)     Section 12 of the Agreement is hereby amended by deleting Section 12(e) in its entirety and replacing it with the following:

(e)           Action. Seller has all necessary corporate or limited liability company, as applicable, power, authority and legal right to execute, deliver and perform its obligations under each of the Program Documents to which it is a party; the execution, delivery and performance by Seller of each of the Program Documents to which it is a party has been duly authorized by all necessary corporate or limited liability company, as applicable, action on its part; and each Program Document has been duly and validly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be affected by bankruptcy, by other insolvency laws, or by general principles of equity.

(e)     Section 12 of the Agreement is hereby amended by deleting Section 12(l) in its entirety and replacing it with the following:

(l)            Chief Executive Office; Chief Operating Office; Jurisdiction of Incorporation. Seller’s chief executive and chief operating office on the Effective Date are located at 1050 Woodward Avenue, Detroit, Michigan 48226. Seller’s jurisdiction of incorporation on the Effective Date, and its jurisdiction of formation as of April 15, 2020, is Michigan.

(f)     Section 13 of the Agreement is hereby amended by deleting Section 13(c)(iv) in its entirety and replacing it with the following:

(iv) not move its chief executive office or its jurisdiction of formation from the locations referred to in Section 12(l) unless it shall have provided Buyer five (5) Business Days written notice following such change;

(g) Section 13 of the Agreement is hereby amended by inserting the following clause (hh) at the end thereof:

(hh) Name Change. Seller shall cooperate with all requests from Buyer and any other party to any of Program Document with respect to amending any such Program Document to reflect the legal name change of Quicken Loans Inc. to Quicken Loans, LLC.

SECTION 2.         Further Assurances. Each of Buyer and Seller agree that each reference to “Quicken Loans Inc.” in each Program Document is hereby amended to be “Quicken Loans, LLC.”

SECTION 3.         Effectiveness. This Amendment Number One shall become effective as of the date that Buyer shall have received:

(a) counterparts of this Amendment Number One duly executed by each of the parties hereto;

(b) a filed copy of the Certificate of Conversion of Quicken Loans Inc.;

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(c) an Officer’s Certificate in a form acceptable to Buyer together with a good standing certificate and certified copies of the Articles of Organization and Operating Agreement of Quicken Loans, LLC;

(d) a copy of the written consent, resolutions or other corporate authority for Quicken Loans Inc. regarding the conversion;

(e) such opinions from counsel to Quicken Loans, LLC in a form acceptable to Buyer regarding the conversion, due formation and the continued enforceability of the Program Documents;

(f) evidence of filing of (i) a UCC-1 financing statement against Quicken Loans, LLC, and (ii) a UCC-3 amendment to the original financing statement with respect to Seller’s name change;

(g) an executed power of attorney with respect to the powers described in Section 8(d) of the Agreement in a form acceptable to Buyer;

(h) a Reaffirmation of Program Documents by Quicken Loans, LLC in the form attached hereto as Exhibit A duly executed by each of the parties thereto;

(i) copies of notices to all relevant third-parties regarding the name and formation change, including MERS, Custodian, Depositary (as defined in the Collection Account Control Agreement), any Subservicer and each party to the Intercreditor Agreement, the Joint Securities Account Control Agreement and the Joint Account Control Agreement, as applicable; and

(j) evidence satisfactory to it in its sole discretion that Seller has received reasonably equivalent amendments from all of its other counterparties, (a) if required pursuant to any repurchase agreement, loan and security agreement or similar credit facility or agreement for borrowed funds entered into by Seller and such counterparty, or (b) if the failure to receive such an amendment would result in a default or event of default under any such agreement or facility.

SECTION 4.         Fees and Expenses. Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number One (including all reasonable fees and out of pocket costs and expenses of Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

SECTION 5.         Representations. Seller hereby represents to Buyer that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 6.         Governing Law. THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 7.         Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties.

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SECTION 8.         Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number One need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

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IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

QUICKEN LOANS, LLC,
(Seller)

By:	/s/ Julie Booth
	Name:	Julie Booth
	Title:	Chief Financial Officer

Citi-QL: Amendment One to MRA

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

QUICKEN LOANS, LLC,
(Seller)

By:
Name:
Title:

CITIBANK, N.A.
(Buyer)

By:	/s/ Arunthathi Theivakumaran
Name: Arunthathi Theivakumaran
Title: Vice President

Amendment Number One to MRA

Exhibit A

FORM OF REAFFIRMATION OF PROGRAM DOCUMENTS

This REAFFIRMATION OF PROGRAM DOCUMENTS (this “Reaffirmation”) is made as of April 15, 2020 (the “Reaffirmation Effective Date”), by and among QUICKEN LOANS, LLC (“Seller”) and CITIBANK, N.A. (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as such term is defined below).

RECITAL

WHEREAS, Seller and Buyer entered into that certain Master Repurchase Agreement, dated as of September 4, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”);

WHEREAS, in connection with the Agreement, the parties hereto entered into certain Program Documents as set forth in Schedule 1 attached hereto;

WHEREAS, in connection with the conversion of Seller from a Michigan corporation to a Michigan limited liability company, Buyer has requested that this Reaffirmation be executed and delivered; and

WHEREAS, Seller wishes to reaffirm the terms and conditions of each of the Program Documents to which it is a party (collectively, the “Reaffirmed Agreements”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

SECTION 1.         Reaffirmation of Reaffirmed Agreements.

a.             Seller (i) reaffirms the terms and conditions of the Reaffirmed Agreements to which it is a party and (ii) acknowledges and agrees that each such Reaffirmed Agreement remains in full force and effect and are hereby ratified and confirmed.

b.             Without limiting the foregoing, Seller hereby (i) represents to Buyer that it has reviewed and is familiar with the terms and provisions of each of the Reaffirmed Agreements to which it is a party, (ii) agrees, ratifies and confirms to Buyer that the Reaffirmed Agreements are shall remain in full force and effect in accordance with their terms and all of the terms, representations, warranties, covenants, indemnifications and provisions of each such Reaffirmed Agreement to which it is a party are and shall remain in full force and effect, and, each of the representations and warranties are true and correct in all material respects as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) with respect to Seller, (iii) reaffirms its indebtedness, liabilities and obligations under the Reaffirmed Agreement to which it is a party and (iv) reaffirms all Liens on the collateral which have been granted by it in favor of Buyer pursuant to any of the Reaffirmed Agreement to which it is a party.

c.             On and after the Reaffirmation Effective Date, each reference in any Reaffirmed Agreement to any other Program Document shall mean and be a reference to such Program Document as modified and reaffirmed by this Reaffirmation. This Reaffirmation shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

SECTION 2.         Representations. Seller hereby represents and warrants to Buyer solely with respect to itself that, as of the date hereof:

a. it has the requisite power and authority, and legal right, to execute and deliver this Reaffirmation and to perform its obligations under this Reaffirmation and the other Reaffirmed Agreements to which it is a party;

b.             this Reaffirmation has been duly executed and delivered by it;

c.             each of this Reaffirmation and the Reaffirmed Agreements to which it is a party constitutes a legal, valid and binding obligation of it, as applicable, enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

d.             each representation and warranty of it, as applicable, contained in the Reaffirmed Agreements to which it is a party (as modified by this Reaffirmation, if applicable) is true and correct and is hereby restated and affirmed;

e.             each covenant and each other agreement of it, as applicable, contained in the Reaffirmed Agreements to which it is a party (as modified by this Reaffirmation, if applicable) is hereby restated and affirmed; and

f.             no Event of Default has occurred and is continuing under the Agreement or any other Reaffirmed Agreement, as applicable.

SECTION 3.         Fees and Expenses. Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Reaffirmation (including all reasonable fees and out of pocket costs and expenses of Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

SECTION 4.         Governing Law. THIS REAFFIRMATION SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 5.         Counterparts. This Reaffirmation may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties.

SECTION 6.         Limited Effect. Except as expressly amended and modified by this Reaffirmation, each Program Document shall continue to be, and shall remain, in full force and effect in accordance with its terms.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned have caused this Reaffirmation to be duly executed as of the date first above written.

QUICKEN LOANS, LLC,
(Seller)

By:
Name:
Title:

CITIBANK, N.A.
(Buyer)

By:
Name:	Arunthathi Theivakumaran
Title:	Vice President

[Reaffirmation (Citi-Quicken)]

SCHEDULE 1

PROGRAM DOCUMENTS

1.     Master Repurchase Agreement, dated as of September 4, 2019, between Seller and Buyer, as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof;

2.     Pricing Side Letter, dated as of September 4, 2019, between Seller and Buyer, as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof;

3.     Custodial and Disbursement Agreement, dated as of September 4, 2019, by and among Buyer, Seller, Deutsche Bank National Trust Company, as custodian and disbursement agent, as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof;

4.     Blocked Account Control Agreement, dated as of October 7, 2019, by and among Buyer, Seller, and JPMorgan Chase Bank, N.A., as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof;

5.     Electronic Tracking Agreement, dated as of September 4, 2019, by and among Buyer, Seller, MERSCORP Holdings, Inc. and Mortgage Electronic Registration Systems, Inc., as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof;

6.     Intercreditor Agreement, dated as of April 4, 2012, by and among Buyer, Seller, One Reverse Mortgage, LLC, Credit Suisse First Boston Mortgage Capital LLC, UBS AG by and through its branch office at 1285 Avenue of the Americas, New York, New York, JP Morgan Chase Bank, National Association, Royal Bank of Canada, Bank of America, N.A., Morgan Stanley Bank, N.A. and Morgan Stanley Mortgage Capital Holdings LLC, as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof;

7.     Joint Securities Account Control Agreement, dated as of April 4, 2012, by and among Buyer, Seller, One Reverse Mortgage, LLC, Credit Suisse First Boston Mortgage Capital LLC, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, JPMorgan Chase Bank, National Association, Royal Bank of Canada, Bank of America, N.A., Morgan Stanley Bank, N.A., Morgan Stanley Mortgage Capital Holdings LLC, and Deutsche Bank National Trust Company, as securities intermediary, as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof; and

8.     Joint Account Control Agreement, dated as of April 4, 2012, by and among Buyer, Seller, One Reverse Mortgage, LLC, Credit Suisse First Boston Mortgage Capital LLC, UBS AG by and through its branch office at 1285 Avenue of the Americas, New York, New York, JP Morgan Chase Bank, National Association, Royal Bank of Canada, Bank of America, N.A., Morgan Stanley Bank, N.A., Morgan Stanley Mortgage Capital Holdings LLC, and Deutsche Bank National Trust Company, as paying agent, as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof.

[Reaffirmation (Citi-Quicken)]